DEBT AND CREDIT FACILITY	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
DEBT AND CREDIT FACILITY

Debt

We have $265,000,000 of senior convertible unsecured notes (the "Notes") outstanding. The Notes mature on February 1, 2033 and bear a contractual interest rate of 2.875% per annum, payable semi-annually in arrears on February 1 and August 1 of each year. The Notes are convertible into our common shares at a fixed conversion rate, subject to certain anti-dilution adjustments. In addition, if certain fundamental changes occur to us, holders of the Notes may be entitled to an increased conversion rate. The Notes are convertible into our common shares at an initial conversion rate of 50 common shares per $1,000 principal amount of Notes converted, representing an initial conversion price of $20.00 per common share.

At any time before February 1, 2020, we may redeem all or part of the Notes for cash, but only if the last reported sale price of our common shares for 20 or more trading days in a period of 30 consecutive trading days exceeds 130% of the conversion price. On or after February 1, 2020, we may redeem the Notes in full or in part, for cash.

Holders of the Notes have the right to require us to repurchase all or part of their Notes on February 1 of each of 2020, 2023 and 2028, or upon certain fundamental corporate changes. The repurchase price will be equal to 100% of the principal amount of the Notes being converted, plus accrued and unpaid interest to the repurchase date.

14.	DEBT AND CREDIT FACILITY (Continued)

At initial recognition, the net proceeds of the Notes were bifurcated into their debt and equity components. The fair value of the debt portion of $178,358,000 was estimated using a discounted cash flow model method based on an expected life of seven years and a discount rate of 8.5%. The residual of $77,723,000 ($68,347,000 net of deferred tax) was allocated to equity.

The debt portion has been recorded at amortized cost, net of transaction costs, and is accreted over the expected life using the effective interest method. The movement in the debt portion of the Notes during the years ended December 31, 2018 and 2017 are comprised of the following:

	December 31, 2018	December 31, 2017
	$	$
Balance, beginning of year	236,358	223,211
Accretion of discount	14,371	13,147
Interest accrued in period	7,619	7,619
Interest paid	(7,619)	(7,619)
Balance, end of year	250,729	236,358
Accrued interest outstanding (note 12)	(3,178)	(3,178)
Non-current portion of Notes outstanding	247,551	233,180

b)Credit facility

On August 4, 2015, we entered into a $75,000,000 senior secured revolving credit facility (the "Credit Facility") with a syndicate of banks. The Credit Facility may be used for reclamation bonding, working capital and other general corporate purposes. During 2017 we extended the maturity of our Credit Facility to June 8, 2020, and concurrently reduced applicable margins, increased covenant flexibility and added a $25,000,000 accordion feature.

Amounts that are borrowed under the Credit Facility will incur variable interest at London Interbank Offered Rate plus an applicable margin ranging from 2.25% to 3.75% determined based on our net leverage ratio. The Credit Facility also provides for financial letters of credit at 66% of the applicable margin and undrawn fees are 25% of the applicable margin.

All debts, liabilities and obligations under the Credit Facility are guaranteed by our material subsidiaries and secured by certain of our assets, certain of our material subsidiaries, and pledges of the securities of our material subsidiaries. In connection with the Credit Facility, we must also maintain certain net tangible worth and ratios for interest coverage and net leverage. As at December 31, 2018 we were in compliance with these covenants.

As at December 31, 2018, we had utilized $8,000,000 (December 31, 2017 - $7,700,000) of the Credit Facility to support certain letters of credit.